UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 30, 2025

flyExclusive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 Jetport Road, Kinston, NC	28504
(Address of principal executive offices)	(Zip Code)

252-208-7715

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLYX	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FLYX WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2025, flyExclusive, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company approved an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares reserved thereunder from 6,000,000 to 15,000,000 shares (the “2023 Plan Amendment”). Additionally, stockholders of the Company approved an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 1,500,000 to 2,500,000 shares (the “ESPP Amendment”). The Company’s Board of Directors (the “Board”) approved the 2023 Plan Amendment and the ESPP Amendment on September 10, 2025.

You can find summaries of the principal features of the 2023 Plan Amendment and the ESPP Amendment in the definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on December 2, 2025 (the “Proxy Statement”) under the headings “Proposal 2: Approval of an Amendment to the Company’s 2023 Equity Incentive Plan to Increase the Number of Shares Reserved Thereunder from 6,000,000 to 15,000,000 Shares” and “Proposal 3: Approval of an Amendment to the Company’s Employee Stock Purchase Plan to Increase the Number of Shares Reserved Thereunder from 1,500,000 to 2,500,000 Shares.” The summaries of the 2023 Plan Amendment and the ESPP Amendment contained in the Proxy Statement are qualified in its entirety by the full text of the 2023 Plan Amendment and the ESPP Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the following items:

1.
Proposal 1: To elect seven nominees to the Board to hold office until the 2026 Annual Meeting and until their respective successors have been duly elected and qualified. The following nominees were elected to the Company’s Board, with the voting results for each nominee as shown:

Name	For	Withheld	Broker Non-Votes
Gary Fegel	70,915,695	110,438	979,319
Michael S. Fox	70,960,985	65,148	979,319
Frank B. Holding, Jr.	70,886,347	139,786	979,319
Gregg S. Hymowitz	70,915,594	110,539	979,319
Peter B. Hopper	70,791,415	234,718	979,319
Thomas James Segrave, Jr.	70,886,741	139,392	979,319
Thomas James Segrave, Sr.	70,849,296	176,837	979,319

2.
Proposal 2: To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares reserved thereunder from 6,000,000 to 15,000,000 shares. This proposal was approved by the votes indicated below.

For	Against	Abstain	Broker Non-Votes
70,883,367	137,569	5,197	979,319

3.
Proposal 3: To approve an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 1,500,000 to 2,500,000 shares. This proposal was approved by the votes indicated below.

For	Against	Abstain	Broker Non-Votes
70,974,768	36,737	14,628	979,319

4.
Proposal 4: To ratify the appointment of Elliott Davis PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal was approved by the votes indicated below.

For	Against	Abstain	Broker Non-Votes
71,977,321	2,039	26,092	—

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1	Amendment to the Company’s 2023 Equity Incentive Plan.
10.2	Amendment to the Company’s Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2025

FLYEXCLUSIVE, INC.

By:	/s/ Thomas James Segrave, Jr.
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer and Chairman